                                                                      EXHIBIT 99

     Certifications of Chief Executive Officer and Chief Financial Officer

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PEOPLES FINANCIAL CORPORATION
                        PURSUANT TO 18 U.S.C. Section 1350

I, Chevis C. Swetman, Chairman, President and Chief Executive Officer of Peoples Financial Corporation (the "Company"), hereby certify that the accompanying report on Form 10-Q for the period ending September 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.


                 By:   /s/ Chevis C. Swetman
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                       Chevis C. Swetman,
                       Chairman, President and Chief Executive Officer

                       November 12, 2002
                       ---------------------------------------------------------
                       Date


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          PEOPLES FINANCIAL CORPORATION
                        PURSUANT TO 18 U.S.C. Section 1350

I, Lauri A. Wood, Chief Financial Officer and Controller of Peoples Financial Corporation (the "Company"), hereby certify that the accompanying report on Form 10- Q for the period ending September 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.

                          By /s/ Lauri A. Wood
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                             Lauri A. Wood
                             Chief Financial Officer and Controller

                             November 12, 2002
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                             Date